Second Quarter 2022 Webcast Presentation August 4, 2022 NYSE: WCC

2 All statements made herein that are not historical facts should be considered as forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. These statements include, but are not limited to, statements regarding the expected benefits and costs of the transaction between Wesco and Anixter International Inc., including anticipated future financial and operating results, synergies, accretion and growth rates, and the combined company's plans, objectives, expectations and intentions, statements that address the combined company's expected future business and financial performance, and other statements identified by words such as "anticipate," "plan," "believe," "estimate," "intend," "expect," "project," "will" and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of Wesco's management, as well as assumptions made by, and information currently available to, Wesco's management, current market trends and market conditions and involve risks and uncertainties, many of which are outside of Wesco's and Wesco's management's control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Those risks, uncertainties and assumptions include the risk of any unexpected costs or expenses resulting from the transaction, the risk that the transaction could have an adverse effect on the ability of the combined company to retain customers and retain and hire key personnel and maintain relationships with its suppliers, customers and other business relationships and on its operating results and business generally, or the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the transaction or it may take longer than expected to achieve those synergies or benefits, the risk that the leverage of the company may be higher than anticipated, the impact of natural disasters (including as a result of climate change), health epidemics, pandemics and other outbreaks, such as the ongoing COVID-19 pandemic, supply chain disruptions, and the impact of Russia’s invasion of Ukraine, including the impact of sanctions or other actions taken by the U.S. or other countries, the increased risk of cyber incidents and exacerbation of key materials shortages, inflationary cost pressures, material cost increases, demand volatility, and logistics and capacity constraints, which may have a material adverse effect on the combined company's business, results of operations and financial condition, and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond each company's control. Additional factors that could cause results to differ materially from those described above can be found in Wesco’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and Wesco's other reports filed with the U.S. Securities and Exchange Commission ("SEC"). Non-GAAP Measures In addition to the results provided in accordance with U.S. Generally Accepted Accounting Principles ("U.S. GAAP") above, this presentation includes certain non-GAAP financial measures. These financial measures include organic sales growth, gross profit, gross margin, earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted EBITDA, adjusted EBITDA margin, financial leverage, free cash flow, adjusted selling, general and administrative (“SG&A”) expenses, adjusted income from operations, adjusted operating margin, adjusted provision for income taxes, adjusted income before income taxes, adjusted net income, adjusted net income attributable to Wesco International, Inc., adjusted net income attributable to common stockholders, and adjusted earnings per diluted share. The Company believes that these non-GAAP measures are useful to investors as they provide a better understanding of our financial condition and results of operations on a comparable basis. Additionally, certain non-GAAP measures either focus on or exclude items impacting comparability of results such as merger-related and integration costs, and the related income tax effect of such items, allowing investors to more easily compare the Company's financial performance from period to period. Management does not use these non- GAAP financial measures for any purpose other than the reasons stated above. Forward-Looking Statements

Agenda 3 Business Overview Financial Results Overview John Engel Chairman, President & CEO Executive Vice President & CFO Dave Schulz

4 2022 Momentum Continues with Record Second Quarter Record results and strong execution drives increased 2022 outlook See appendix for non-GAAP reconciliations. • First $5 billion quarter; up 19% YOY and up 11% sequentially on a reported basis • Leveraging increased scale, expanded product and services portfolio, and global supplier relationships • Effectively managing global supply chain challenges • Benefiting from SBU cross-selling and attractive secular growth trends • Record-level backlog up more than 10% sequentially and up more than 80% YOY Record sales of $5.5 billion Up 21% YOY organically • Focus on value-driven pricing and pass-through of inflationary costs • Continued momentum of our gross margin improvement program Record gross margin up 70 bps YOY Up 40 bps sequentially • Adjusted EBITDA margin above 8% • Benefits of scale, gross margin expansion, and increased operating leverage • Strong synergy execution delivering results above expectations Record adjusted EBITDA Up 44% YOY Record margin, up 140 bps YOY • Leverage reduced 2.3x in 24 months and now within target range of 2.0x – 3.5x • TTM Adjusted EBITDA of $1.5 billion, up 70% since closing the Anixter acquisition • Accelerated deleveraging demonstrates the inherent strength of our business model Leverage reduced to 3.4x Within target range 24 months after closing Anixter acquisition

5 Substantial Value Creation Since Merger Close $ millions $8,483 $10,416 1H 2019 1H 2022 +23% Sales Record $435 $809 1H 2019 1H 2022 +86% Adjusted EBITDA Record 5.1% 7.8% 1H 2019 1H 2022 +270 bps Adjusted EBITDA Margin Record 5.7x 3.4x Q2 2020 Q2 2022 Leverage 19.6% 21.5% 1H 2019 1H 2022 +190 bps Gross Margin Record Results highlight the strength of the Wesco + Anixter combination 2.3x (Pro Forma)1 (Pro Forma)1 (Pro Forma)1 (Pro Forma)1 1 2019 figures are as-reported on Form 8-K dated November 4, 2020, and include sales and adjusted EBITDA derived from the legacy Wesco data communications and utility business in Canada that were divested in the first quarter of 2021. See appendix for non-GAAP reconciliation. Since Anixter acquisition closing

6 Multiple Long-Term Growth Drivers The new Wesco is uniquely positioned for sustainable long-term growth + + Electrification Automation and IoT Green Energy and Grid Modernization 24/7 Connectivity and Security Digitalization Supply Chain Consolidation and Relocation to North America Strong Secular Growth Trends Rural Digital Opportunity Fund (RDOF) U.S. Infrastructure Bill Public-Private Partnerships for Smart Cities Canada Broadband Investments Increasing Public Sector Investment ✓Leading Portfolio of Products, Services, and Solutions ✓Leading Positions in All Business Units ✓Global Footprint and Capabilities ✓Leading Digital Investments and Pace of Investment ✓Unlocking the Value of Our Big Data ✓Accelerating Consolidation Across the Value Chain Wesco’s Uniquely Strong Position

Second Quarter Results Overview Dave Schulz Executive Vice President & Chief Financial Officer

8 Second Quarter Results Overview Exceptional financial results driven by strong sales growth, margin expansion and operating leverage Q2 2022 Q2 2021 YOY Sales $5,484 $4,596 +19% Gross Profit $1,189 $965 +23% % of sales 21.7% 21.0% +70 bps Adjusted Income from Operations $388 $262 +48% % of sales 7.1% 5.7% +140 bps Adjusted EBITDA $444 $309 +44% % of sales 8.1% 6.7% +140 bps Adjusted Diluted EPS $4.19 $2.64 +59% $ millions, except per share amounts • Record sales +19% YOY and +11% sequentially on a reported basis • Organic sales +21% YOY and +10% sequentially • Estimated pricing benefit of 8% YOY • Record backlog +80% YOY and +10% sequentially • Gross margin 21.7%, +70 bps YOY and +40 bps sequentially • $66 million of realized cost synergies • $204 million of cross-sell synergies • Record adjusted EBITDA +44% YOY • Adjusted EBITDA margin 8.1%, +140 bps YOY • Record adjusted diluted EPS $4.19, +59% YOY See appendix for non-GAAP reconciliations. Preliminary July sales up approximately 17% YOY

9 Second Quarter Adjusted EBITDA Bridge Exceptional financial results driven by strong sales growth, margin expansion and operating leverage Q2 2021 Adjusted EBITDA Sales Gross Margin Improvement Cost Synergies Volume-related Costs & Variable Compensation Digital/IT & Other Q2 2022 Adjusted EBITDA $309 $444 6.7% of sales 8.1% of sales +44% +140 bps $ millions See appendix for non-GAAP reconciliations.

Exceptional growth due to enhanced value proposition and complete electrical solutions offering Second Quarter Drivers • Record quarter with sales growth in all end markets – Non-residential construction tracking ahead of expectations – Strong industrial and OEM momentum continues • Backlog at record level; up over 60% YOY and 6% sequentially • Record adjusted EBITDA and margin expansion driven by accelerating sales growth, synergy capture, and execution of margin improvement initiatives Electrical & Electronic Solutions (EES) Q2 2022 Q2 2021 YOY Sales $2,330 $1,923 +23%1 Adjusted EBITDA $235 $168 +40% % of sales 10.1% 8.7% +140 bps 10 $ millions Long-term, sustainable growth supported by secular trends of electrification, automation and green energy 1 Sales growth shown on an organic basis. Organic sales growth represents reported sales growth adjusted to remove the effect of acquisitions, divestitures, changes in foreign currency exchange rates and differences in working days. See appendix for non-GAAP reconciliations.

Communications & Security Solutions (CSS)

Second Quarter Drivers

- Record quarter with sales growth in all end markets despite continued global supply chain challenges
  - Network infrastructure growth led by global hyper-scale data centers and an increase in structured cabling due to accelerating return-to-workplace activities
  - Security growth driven by increased IP-based surveillance and adoption of cloud-based technologies by global customers
  - Continued strong demand from multinational customers for professional A/V projects and in-building wireless applications
- Backlog at record level; up ~70% YOY and 7% sequentially
- Adjusted EBITDA and margin expansion driven by accelerating sales growth, synergy capture, and margin improvement initiatives

$ millions

	Q2 2022	Q2 2021	YOY
Sales	**$1,602**	**$1,461**	**+12%**[1]
Adjusted EBITDA	**$150**	**$131**	**+14%**
% of sales	9.4%	9.0%	+40 bps

Long-term, sustainable growth supported by secular trends of 24/7 connectivity, data center expansion, secure networks and IoT/automation

Global position, leading value proposition and accelerating secular trends drive strong outlook over the long term wesco

[1] Sales growth shown on an organic basis. Organic sales growth represents reported sales growth adjusted to remove the effect of acquisitions, divestitures, changes in foreign currency exchange rates and differences in working days.
See appendix for non-GAAP reconciliations.

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Second Quarter Drivers • Record quarter with double-digit sales growth in all end markets – Broad-based growth in utility driven by investments in grid modernization – Broadband communications growth driven by connectivity demand and rural broadband expansion – Integrated supply up versus PY and sequentially, in-line with industrial recovery • Backlog at record level; up over 140% YOY and over 25% sequentially • Record adjusted EBITDA with accelerating sales growth and margin expansion Utility & Broadband Solutions (UBS) Leadership position and complete solutions offering continue to drive exceptional sales and profit growth 12 $ millions Q2 2022 Q2 2021 YOY Sales $1,551 $1,212 +29%1 Adjusted EBITDA $169 $101 +68% % of sales 10.9% 8.3% +260 bps Long-term, sustainable growth driven by industry- leading value proposition, scope expansion and attractive secular trends of green energy, grid modernization and infrastructure investment 1 Sales growth shown on an organic basis. Organic sales growth represents reported sales growth adjusted to remove the effect of acquisitions, divestitures, changes in foreign currency exchange rates and differences in working days. See appendix for non-GAAP reconciliations.

13 $170 • Expanding pipeline of cross-sell opportunities • Strong customer relationships and global supplier partnerships • Minimal overlap between legacy Wesco and Anixter customers • Highly complementary products and services • Salesforce training and incentives in place • Opportunities to cross-sell exist across all three SBUs • Growth opportunity is further amplified by attractive secular growth trends Cross-Sell Driving Market Outperformance Successful cross-selling initiatives deliver growth opportunities with existing customers and new prospects Broad Portfolio of Cross-Sell Products and Services Switch Gear Wire & Cable Solutions Balance of Electrical System MRO Supplies and Safety Network Infrastructure and Security Substation and Grid Components Supply Chain Services $ millions Cumulative Cross-Sell Synergy Target Revised Target (4th increase since June 2020) Initial Target (June 2020) $1.2 billion Revised target $729 million Realized to-date 7x original target Increasing cross-sell target from $850 million to $1.2 billion

Sales Synergies Increase as Leading Value Proposition Takes Hold

EES

Overview: Multi-million project win to provide cable, switchgear, and bulk electrical material to support the construction of a 900,000 sq. ft. data center

Key Enablers
- ✓ Ability to provide full solution
- ✓ Long-term supplier relationship
- ✓ Local branch provided inventory and logistics

Initial Value
$12+ million

Major Product Categories

Electrical Cable	Switchgear	Misc. Electrical Equipment

CSS

Overview: Middle mile broadband project to provide broadband infrastructure products to a state-sponsored initiative

Key Enablers
- ✓ Broadband support and government teams

Initial Value
$28+ million

Major Product Categories

Broadband Infrastructure

UBS

Overview: Utility and broadband collaboration resulting in a multi-million fiber network expansion project

Key Enablers
- ✓ Unified sales team across Wesco and Anixter
- ✓ Broadband expertise
- ✓ Comprehensive supply chain services

Initial Value
$10+ million

Major Product Categories

Fiber Optic Cable	Poleline Hardware	Project Management Services

Cross-sell momentum highlights the power of the combined portfolio

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15 Accelerated Cost Synergy Realization Continues Increased 2022 synergies again; Tracking well toward 2023 cost synergy target of $315 million 202 1 (to date) To be realizedRealized Supply Chain $115 million G&A $95 million Corporate Overhead $45 million Field Operations $60 million To be realizedRealized $ millions Cumulative Realized Synergies By Type $14 $34 $25 $44 $66$50 $60 2020 2021 2022 2023 Q2 $315 $188 $39 $63 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Cumulative Realized Synergies $250 Prior target $265 Revised target

16 First Half Free Cash Flow $438 Adjusted Net Income D&A, Variable Comp and Other Accounts Receivable Inventory Accounts Payable Capex / IT Spend Free Cash Flow $40 $(57) $(717) $(531) $534 $(293) Free Cash Flow Managing working capital to ensure effective execution in a high-growth, supply-constrained environment $ millions

17 5.7x 5.3x 5.3x 4.9x 4.5x 4.1x 3.9x 3.6x 3.4x Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Net Debt / TTM Adjusted EBITDA Leverage Back within Target Range Well Ahead of Schedule Achieved our deleveraging target by returning to target range one year sooner than originally expected Acquisition closed June 2020 See appendix for non-GAAP reconciliations. • Leverage reduced 0.2x in Q2; 2.3x since Anixter acquisition closed in June 2020 • Returned to target leverage range twelve months sooner than originally expected • Rapid deleveraging demonstrates inherent strength of our B2B distribution business model 2.3x Reduction 24 months 3.5x target range 2.0x

Increased 2022 Outlook

		Prior (5/5/22)	Updated 8/4/22
Sales	Market growth (including price)	+9% to +11%	+12% to +14%
	Plus: share gain/cross-sell	+3% to +4%	~5%
	Less: differences of foreign exchange rates		~(1)%
	Plus: benefit of one more workday in 2022	+0.5%	+0.5%
	Reported sales	**+12% to +15%**	**+16% to +18%**
Adjusted EBITDA	**Adjusted EBITDA margin[1]**	**7.3% to 7.6%**	**7.8% to 8.0%**
	vs PY	*+80 bps to +110 bps*	*+130 bps to +150 bps*
	Implied midpoint of range	*$1.54 billion*	*$1.68 billion*
Tax	**Effective tax rate**	**~24%**	**24% to 25%**
Adjusted EPS	**Adjusted diluted EPS[1]**	**$14.00 to $15.00**	**$15.60 to $16.40**
	vs PY	*+40% to +50%*	*+55% to +65%*
Cash	**Free cash flow percent of adjusted net income**	**~80%**	**~50%**

Outlook Notes
- Does not reflect the effect of potential tax law changes or future refinancing activity
- Utility customer model shift results in negative sales impact of ~0.5%

[1] Adjusted EBITDA is defined as EBITDA before other, net, non-cash stock-based compensation and merger-related costs; Adjusted EPS excludes merger-related costs, accelerated trademark amortization and the related income tax effects.

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19 Summary Differentiated capabilities and execution drive our increased 2022 outlook • Strong momentum continued in Q2 closing out an exceptional first half • Outstanding results across the board in Q2 and strongest quarter of Wesco + Anixter combination yet – All-time record sales, gross margin, operating profit, adjusted EBITDA, adjusted EBITDA margin and adjusted diluted EPS – Delivered 8+% adjusted EBITDA margin in the quarter with margin expansion of 140 bps on value-based pricing execution, accelerated cross-sell, and continued cost synergies • Expanded market share through sales execution and cross-selling, and again increased cross-sell synergy target • Accelerated de-leveraging and now back within our target range; leverage reduced 2.3 turns to 3.4x since merger close in June 2020 • Making excellent progress on our IT/Digital roadmap • Exceptionally well positioned to benefit from secular growth trends

APPENDIX

21 Glossary Abbreviations 1H: First half of fiscal year MSD: Mid-single digit 2H: Second half of fiscal year PF: Pro Forma A/V: Audio/visual PY: Prior Year COGS: Cost of goods sold OEM: Original equipment manufacturer CIG: Commercial, Institutional and Government OPEX: Operating expenses CSS: Communications & Security Solutions (business unit) ROW: Rest of world EES: Electrical & Electronic Solutions (business unit) RTW: Return to Workplace ETR: Effective tax rate SBU: Strategic Business Unit FTTx: Fiber-to-the-x (last mile fiber optic network connections)   Seq: Sequential HSD: High-single digit TTM: Trailing twelve months LSD: Low-single digit UBS: Utility & Broadband Solutions (business unit) MRO: Maintenance, repair and operating WD: Workday MTDC: Multi-tenant data center YOY: Year-over-year Definitions Executed synergies: Initiatives fully implemented – actions taken to generate savings Realized synergies: Savings that impact financial results versus pro forma 2019 One-time operating expenses: Operating expenses that are in or will be realized in the P&L (including cash and non-cash) Leverage: Debt, net of cash, divided by trailing-twelve-month adjusted EBITDA

22 Workdays Q1 Q2 Q3 Q4 FY 2019 63 64 63 62 252 2020 64 64 64 61 253 2021 62 64 64 62 252 2022 63 64 64 62 253

23 Non-GAAP Measure Definitions Organic sales growth is a non-GAAP financial measure of sales performance. Organic sales growth is calculated by deducting the percentage impact from acquisitions and divestitures for one year following the respective transaction, foreign exchange rates and number of workdays from the reported percentage change in consolidated net sales. Gross profit is a financial measure commonly used in the distribution industry. Gross profit is calculated by deducting cost of goods sold, excluding depreciation and amortization, from net sales. Gross margin is calculated by dividing gross profit by net sales. EBITDA, Adjusted EBITDA and Adjusted EBITDA margin % are non-GAAP financial measures that provide indicators of the Company's performance and its ability to meet debt service requirements. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA before foreign exchange and other non- operating expenses (income), non-cash stock-based compensation expense, merger-related and integration costs, and net gain on the divestiture of Wesco's legacy utility and data communications businesses in Canada. Adjusted EBITDA margin % is calculated by dividing Adjusted EBITDA by net sales. Free cash flow is a non-GAAP financial measure of liquidity. Capital expenditures are deducted from operating cash flow to determine free cash flow. Free cash flow is available to fund investing and financing activities. Financial leverage is a non-GAAP measure of the use of debt. Financial leverage ratio is calculated by dividing total debt, excluding debt discount, debt issuance costs and fair value adjustments, net of cash, by adjusted EBITDA. EBITDA is defined as the trailing twelve months earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as the trailing twelve months EBITDA before foreign exchange and other non-operating expenses (income), non-cash stock-based compensation expense, merger-related and integration costs, and net gain on the divestiture of Wesco's legacy utility and data communications businesses in Canada.

24 Organic Sales Growth by Segment $ thousands June 30, 2022 June 30, 2021 Reported Divestiture Impact Foreign Exchange Impact Workday Impact Organic Growth EES $2,330,153 $1,923,011 21.2% — % (1.9)% — % 23.1% CSS 1,601,997 1,461,120 9.6% — % (1.9)% — % 11.5% UBS 1,551,375 1,211,659 28.0% — % (0.6)% — % 28.6% Total net sales $5,483,525 $4,595,790 19.3% — % (1.6)% — % 20.9% June 30, 2022 March 31, 2022 Reported Divestiture Impact Foreign Exchange Impact Workday Impact Organic Growth EES $2,330,153 $2,089,959 11.5% — % (0.5)% 1.6% 10.4% CSS 1,601,997 1,434,175 11.7% — % (0.6)% 1.6% 10.7% UBS 1,551,375 1,408,047 10.2% — % (0.1)% 1.6% 8.7% Total net sales $5,483,525 $4,932,181 11.2% — % (0.4)% 1.6% 10.0% Three Months Ended Growth/(Decline) Organic Sales Growth by Segment: Three Months Ended Growth/(Decline) Organic Sales Growth by Segment - Sequential:

25 Gross Profit and Free Cash Flow $ thousands Three Months Ended Gross Profit: June 30, 2022 June 30, 2021 March 31, 2022 Net sales $5,483,525 $4,595,790 $4,932,181 Cost of goods sold (excluding depreciation and amortization) 4,294,086 3,630,633 3,883,074 Gross profit $1,189,439 $965,157 $1,049,107 Gross margin 21.7% 21.0% 21.3% Free Cash Flow: June 30, 2022 June 30, 2021 Cash flow used in operations ($304,531) $102,795 Less: Capital expenditures (31,641) (20,191) Add: Merger-related and integration cash costs 43,260 41,567 Free cash flow ($292,912) $124,171 Percentage of adjusted net income (67)% 52% Six Months Ended

Adjusted EBITDA

$ thousands

EBITDA and Adjusted EBITDA by Segment:	Three Months Ended June 30, 2022					Three Months Ended June 30, 2021				
	EES	CSS	UBS	Corporate	Total	EES	CSS	UBS	Corporate	Total
Net income attributable to common stockholders	$222,758	$130,639	$161,784	($308,827)	$206,354	$153,976	$111,046	$94,688	($254,867)	$104,843
Net income (loss) attributable to noncontrolling interests	151	—	—	292	443	(76)	—	—	165	89
Preferred stock dividends	—	—	—	14,352	14,352	—	—	—	14,352	14,352
Provision for income taxes	—	—	—	79,887	79,887	—	—	—	32,800	32,800
Interest expense, net	—	—	—	68,478	68,478	—	—	—	67,590	67,590
Depreciation and amortization	11,198	17,855	5,670	11,143	45,866	12,781	19,241	5,466	9,216	46,704
EBITDA	$234,107	$148,494	$167,454	($134,675)	$415,380	$166,681	$130,287	$100,154	($130,744)	$266,378
Other (income) expense, net	(1,403)	106	644	1,848	1,195	(160)	211	5	(858)	(802)
Stock-based compensation expense[1]	2,745	1,442	937	9,334	14,458	1,434	641	543	3,331	5,949
Merger-related and integration costs	—	—	—	13,427	13,427	—	—	—	37,720	37,720
Adjusted EBITDA	$235,449	$150,042	$169,035	($110,066)	$444,460	$167,955	$131,139	$100,702	($90,551)	$309,245
Adjusted EBITDA margin %	10.1%	9.4%	10.9%	n/m	8.1%	8.7%	9.0%	8.3%	n/m	6.7%

[1] Stock-based compensation expense in the calculation of adjusted EBITDA for the three months ended June 30, 2022 and June 30, 2021 excludes $1.4 million and $1.3 million, respectively, as such amounts are included in merger-related and integration costs.

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Adjusted EPS 27 $ thousands, except per share amounts Adjusted Income from Operations: June 30, 2022 June 30, 2021 Income from operations $370,709 $218,872 Merger-related and integration costs 13,427 37,720 Accelerated trademark amortization 3,672 5,049 Adjusted income from operations $387,808 $261,641 Adjusted income from operations margin % 7.1% 5.7% Adjusted Provision for Income Taxes: Provision for income taxes $79,887 $32,800 Income tax effect of adjustments to income from operations(1) 4,531 10,381 Adjusted provision for income taxes $84,418 $43,181 Adjusted Earnings per Diluted Share: Adjusted income from operations $387,808 $261,641 Interest expense, net 68,478 67,590 Other expense (income), net 1,195 (802) Adjusted income before income taxes 318,135 194,853 Adjusted provision for income taxes 84,418 43,181 Adjusted net income 233,717 151,672 Net income attributable to noncontrolling interests 443 89 Adjusted net income attributable to WESCO International, Inc. 233,274 151,583 Preferred stock dividends 14,352 14,352 Adjusted net income attributable to common stockholders $218,922 $137,231 Diluted shares 52,220 51,994 Adjusted earnings per diluted share $4.19 $2.64 (1) The adjustments to income from operations have been tax effected at rates of approximately 26% for the three months ended June 30, 2022 and 24% for the three months ended June 30, 2021. Three Months Ended

Capital Structure and Leverage 28 (1) Other non-operating income for the twelve months ended June 30, 2022 and December 31, 2021 includes a $36.6 million curtailment gain resulting from the remeasurement of the Company's pension obligations in the U.S. and Canada due to amending certain terms of such defined benefit plans. (2) Debt is presented in the condensed consolidated balance sheets net of debt discount and debt issuance costs, and includes adjustments to record the long-term debt assumed in the merger with Anixter at its acquisition date fair value. $ thousands Financial Leverage: June 30, 2022 December 31, 2022 Net income attributable to common stockholders $631,549 $407,974 Net income attributable to noncontrolling interests 1,787 1,020 Preferred stock dividends 57,407 57,408 Provision for income taxes 193,720 115,510 Interest expense, net 262,209 268,073 Depreciation and amortization 203,487 198,554 EBITDA 1,350,159 1,048,539 Other income, net(1) (42,185) (48,112) Stock-based compensation expense 37,065 25,699 Merger-related and integration costs 113,403 158,484 Net gain on divestitures — (8,927) Adjusted EBITDA $1,458,442 $1,175,683 June 30, 2022 December 31, 2022 Short-term debt and current portion of long-term debt, net $70,628 $9,528 Long-term debt, net 5,039,857 4,701,542 Debt discount and debt issuance costs(2) 64,059 70,572 Fair value adjustments to Anixter Senior Notes due 2023 and 2025(2) (615) (957) Total debt 5,173,929 4,780,685 Less: cash and cash equivalents 236,792 212,583 Total debt, net of cash $4,937,137 $4,568,102 Financial leverage ratio 3.4x 3.9x Twelve Months Ended As of